UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 4, 2009

NASUS CONSULTING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-150135

Massachusetts	04-3526451
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

83 Fisher Street, Millville, Massachusetts 01504
(Address of principal executive offices, including zip code)

(508) 883-6803
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 4, 2009, the company merged into Nasus Consulting, Inc. a Nevada corporation in a merger solely for the purpose of redomicile.   Shares were exchanged on a 1 for 1 basis and Nasus Consulting, Inc. (Nevada) had identical authorized capital stock and terms of articles as the company.   A copy of the Agreement and Plan of Merger Agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

EX-99.1	Agreement and Plan of Merger Agreement, dated as of February 12, 2009, by and between Nasus, Consulting, Inc. (MA) and Nasus Consulting, Inc. (NV).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASUS CONSULTING, INC.

Date: March 6, 2009	By:	/s/ Russell R. Desjourdy
Russell R. Desjourdy Chief Operating and Financial Officer